Deutsche Asset Management


                             [GRAPHIC OMITTED]

                                                        Mutual Fund
                                                        Annual Report
                                                        March 31, 2000

BT Institutional Asset Management Fund



                                                    Deutsche Bank Group
                                                      [LOGO OMITTED]

BT Institutional Asset Management Fund
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TABLE OF CONTENTS


             LETTER TO SHAREHOLDERS                                3

             BT INSTITUTIONAL ASSET MANAGEMENT FUND

                    Statement of Assets and Liabilities            7
                    Statement of Operations                        8
                    Statements of Changes in Net Assets            9
                    Financial Highlights                          10
                    Notes to Financial Statements                 11
                    Report of Independent Accountants             13
                    Tax Information                               13

             ASSET MANAGEMENT PORTFOLIO

                   Schedule of Portfolio Investments              14
                   Statement of Assets and Liabilities            23
                   Statement of Operations                        24
                   Statements of Changes in Net Assets            25
                   Financial Highlights                           26
                   Notes to Financial Statements                  27
                   Report of Independent Accountants              30


                              --------------------
         The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
                              --------------------


                                       2

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BT Institutional Asset Management Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this annual report for BT Institutional Asset Management Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
Volatility remained high in the world's financial markets during the annual period due largely to global fears of rising inflation and interest rates in the U.S. Developments can be divided into two distinctively different periods--pre- and post-millennium.
o Equity indices, for example, for the U.S., Japan, the United Kingdom, Germany and France all finished 1999 at twelve-month highs after a dramatic December rally, only to fall into low single-digit or negative territory in the first quarter of the year 2000.
o Conversely, U.S. fixed income yields increased in reaction to the Federal Reserve Board's three interest rate hikes in 1999, causing negative returns. Then, in the first quarter of 2000, even with two more rate hikes by the Fed, long-term Treasury yields rallied primarily reflecting the dramatic shrinkage in supply.
o Headline inflation in the U.S. picked up, but this largely was due to a spike in oil prices. Underlying measures of inflation stayed tame, as increases in labor compensation continued to fail to outstrip productivity gains, despite drum-tight labor markets.

U.S. EQUITIES
U.S. equity markets gyrated wildly over the fiscal period, with investor sentiment toward technology issues experiencing especially sharp fluctuations.
o The S&P 500 Index appreciated in excess of 20% for a record 5th consecutive year in 1999. Never before in recorded history have U.S. stocks achieved this total return level more than twice in a row.
- A combination of strong domestic economic growth and impressive corporate earnings gains-with minimal inflation-positively influenced the market and also combined to drive equity valuations to historically high levels despite a rising interest rate environment.
- The S&P 500 Index was bolstered primarily by a technology sector-driven rally in the fourth quarter of 1999.
- The Russell 2000 Index, which measures small cap equities, outperformed the S&P 500 Index on an annual basis for the first time in five years, as investors sought the lower valuations of small cap growth stocks.
o Once the new year began, we witnessed sharp corrections in all segments of the equity market except for technology and utility stocks.


FIVE LARGEST COMMON STOCK HOLDINGS
(percentages are based on market value of total investments)

Microsoft Corp.                                       2.03%

Cisco Systems                                         1.93

General Electric                                      1.86

Intel Corp.                                           1.60

Exxon Mobil Corp.                                     0.99


- The equity markets as a whole experienced their worst January since 1990 and the fourth worst since 1947. February was not much better.
- The investor preference shift toward smaller and mid capitalization names continued into the early months of the year 2000.
- Market volatility intensified in March on fears of further interest rate increases by the Federal Reserve Board as well as valuation concerns in the technology and biotechnology areas.
- Still, the overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, continued to gain ground in the first quarter of 2000, and is still about 20% above its year-ago levels, suggesting that households have plenty of equity wealth left to fuel consumption.


U.S. BONDS
Following the two interest rate hikes over the summer of 1999 for a total of 0.50%, the Federal Reserve Board raised rates three more times-on November 16, February 2 and March 21-for a total of another 0.75%. Overall for the fiscal year, this caused U.S. fixed income yields to increase.
o Yields on corporate, mortgage-backed and asset-backed securities continued to rise and as of March 31, 2000 had fully reversed the declines seen during the global crisis of 1997/98.
o Treasury yields increased by a range of 0.30% to 1.50% over the twelve month period depending on yield curve positioning. However, Treasury yields actually decreased by 0.40% to 0.65% at the longer end of the curve during the first quarter of 2000. This rally was primarily due to the perceived scarcity value of these securities. The U.S. Treasury had announced their decision during the quarter to reduce the number of auctions held and to institute a buyback program, whereby the U.S. Treasury would buy back its own 30-year issues with budget surplus monies.
o Municipal yields moved in tandem with U.S. Treasuries, though these securities moved within a narrower band.

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                                       3

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BT Institutional Asset Management Fund
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LETTER TO SHAREHOLDERS


INTERNATIONAL MARKETS
Most of the world's developed equity markets followed the same path as the U.S. equity market, reaching new highs in 1999 and suffering declines in the first quarter of 2000.
o For example, 15 of the 20 MSCI EAFE Index markets posted gains for the annual period ended December 31, 1999 in U.S. dollar terms, and twelve had double-digit returns. The major story of 1999 was the rather significant market rotations in the EAFE markets, as Asian and Pacific Rim markets outpaced European markets. The three biggest influences on international equity market performance were the stunning reversal of the Japanese equity market, the introduction of the Euro, and the global markets' focus on U.S. Federal Reserve Board interest rate policy.
o For the first three months of the year 2000, Europe was up only 0.14%, Japan was up only 0.90%, and the Pacific ex-Japan was down 6.52%. Still, economic growth continued to improve globally, and recent exponential growth of the technology industry continued to impact equity investments worldwide.

Primarily due to increases in interest rates by the U.S. Federal Reserve Board as well as by the European Central Bank, international bond yields were generally higher.


FIVE LARGEST FIXED INCOME SECURITIES
(percentages are based on market value of total investments)

U.S. Treasury Bond, 8.125%, 8/15/19                    2.43%

FHLMC Gold, 7.00%, 6/1/09                               1.64

U.S. Treasury Note, 6.625%, 3/31/02                     1.54

Citibank Credit Card
   Master Trust, 6.65%, 11/15/06                        1.19

U.S. Treasury Bond, 8.75%, 5/15/17                      1.08


CASH
The U.S. dollar strengthened over the annual period against most of the world's major currencies.

INVESTMENT REVIEW
The Fund outperformed its primary benchmark for the annual period ended March 31, 2000, and slightly underperformed its category average. This relative performance was due primarily to the Fund's overweighting of equities, underweighting of U.S. fixed income and overweighting of our cash position as compared to the benchmark allocation throughout the twelve months. Our model's

                                                      CUMULATIVE TOTAL RETURNS                  AVERAGE ANNUAL TOTAL RETURNS

Periods ended                                  Past 1    Past 3     Past 5     Since      Past 1      Past 3     Past 5    Since
March 31, 2000                                  year     years      years    inception     year       years      years   inception
----------------------------------------------------------------------------------------------------------------------------------
BT Institutional Asset
Management Fund(1)
       (inception 9/16/93)                     13.83%    72.55%    136.22%    144.72%      13.83%     19.94%     18.76%    14.67%
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Index--
   Long Range(2) (since 9/30/93)               11.09%    63.98%    125.46%    145.66%      11.09%     17.92%     17.66%    14.83%
----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(2) (since 9/30/93)               17.94%   106.77%    227.29%    272.34%      17.94%     27.40%     26.76%    22.42%
----------------------------------------------------------------------------------------------------------------------------------
Salomon Broad Investment
   Grade (BIG) Index(2)
   (since 9/30/93)                              1.81%    21.42%     41.21%     44.17%       1.81%      6.68%      7.14%     5.79%
----------------------------------------------------------------------------------------------------------------------------------
Lipper Flexible Portfolio
   Average(3) (since 9/30/93)                  14.76%    58.93%    116.49%    133.04%      14.76%     16.42%     16.43%    13.59%
----------------------------------------------------------------------------------------------------------------------------------

(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower. Performance figures assume the reinvestment of dividends and capital gain distributions.
(2) Indices are unmanaged, and investments cannot be made in an index. The Asset Allocation Index-Long Range is comprised of 55% of the S&P 500 Index, 35% of the Salomon Broad Investment Grade Bond Index and 10% of the T-Bill 3-month Index. The S&P 500 Index is an index of common stocks in industry, transportation, and financial and public utility companies. The Salomon Broad Investment Grade Index covers an all-inclusive universe of institutionally-traded U.S. Treasury, agency, mortgage and corporate securities.
(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

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                                       4

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BT Institutional Asset Management Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

assessment of a wide variety of factors supported the Fund's allocation.

The drivers behind the equity overweighting, and within that the overweighting of foreign equities and underweighting of U.S. equities, were a combination of three fundamental variables. Namely, these were dividend yield, the trend in global long-term interest rates, and commodity price changes, which together had a negative effect on domestic equity expected returns and a positive effect on expected returns for almost all international equity markets we forecast.

The bond position was underweighted on the basis of both expected inflation measures and the trend in global long-term interest rates. Rising commodity prices negatively affected the bond market and contributed to our decision to underweight this asset class, but higher oil prices in particular positively impacted international equity markets.

As of March 31, 2000, the Fund's asset weightings were 48% in equities, 31% in bonds, and 21% in cash and other short-term instruments.

MANAGER OUTLOOK
GOING FORWARD, THE OUTLOOK FOR U.S. FINANCIAL MARKETS HINGES MOST CRUCIALLY ON HOW THE INEVITABLE REBALANCING OF SUPPLY AND DEMAND IN THE U.S. ECONOMY WILL ULTIMATELY PLAY OUT. We believe that it is going to take some combination of higher interest rates and softer equity markets to cool demand. Our view is that the Federal Reserve Board will likely raise interest rates another 0.50%. This, along with rather flat equity markets over the balance of the year, should succeed in slowing demand growth by late this year or early in 2001 to a rate at, or slightly below, the economy's supply potential. Such a "soft landing" would ease pressures on resources, keep inflation from picking up too much, and gradually turn around the widening current account deficit.

PROVIDED THE COOLING IN U.S. GROWTH IS MODEST AND ORDERLY, THE REST OF THE WORLD SHOULD TAKE IT IN STRIDE.
o In Europe, we believe the opportunities created by Economic Monetary Union will continue to ripple through the various participating nations' economies.
o Following Japan's best annual stock market performance since 1986 this past year, global investors, still underweight in this market, may continue to provide positive price pressure in 2000, as Japan continues to seek to control costs, improve productivity, and increase the viability of its banks.


PORTFOLIO DIVERSIFICATION
By Asset Class as of March 31, 2000
(percentages are based on market value of total investments)

                             [GRAPHIC OMITTED]

                    Short Term
                    Instruments 21%

                    Stocks  48%

                    Bonds 31%


o Outside of Australia and New Zealand, the rest of developed Asia may, in our view, increasingly look to the U.S. in the months ahead, both as a market for its exports as well as an economic bellwether, especially given the strong links between their currencies and the dollar.

THE KEY RISK TO THIS RATHER POSITIVE OUTLOOK IS THAT U.S. DOMESTIC DEMAND FAILS TO MODERATE IN A SMOOTH, TIMELY FASHION. Instead, it keeps galloping ahead, exacerbating the supply/demand imbalance, stretching domestic resources even more and further increasing the economy's reliance on foreign production. Inflation pressures would presumably mount, and foreign investors might grow wary of their burgeoning claims on U.S. assets. As a result, the ultimate adjustment in U.S. financial markets needed to restore equilibrium would be much more severe, and could possibly imperil the U.S. expansion, with potentially serious repercussions for the rest of the world.

Given this outlook, we believe the Fund's disciplined, model-driven investment strategy and top holdings in the global equity markets' supporting pillar, namely the technology sector, position the portfolios well. We will, of course, continue to closely observe economic conditions and how they affect the financial markets, as we seek to provide high total return with reduced risk over the long term.

We value your ongoing support of BT Institutional Asset Management Fund and look forward to continuing to serve your investment needs in the years ahead.


                                /S/ ROBERT WANG
                                  Robert Wang
                            Portfolio Manager of the
                   ASSET MANAGEMENT PORTFOLIO March 31, 2000

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                                       5

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BT Institutional Asset Management Fund
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PERFORMANCE COMPARISON


                   [GRAPHIC OMITTED]
                   Plot Points Follow:

BT INSTITUTIONAL ASSET MANAGEMENT FUND
ASSET ALLOCATION INDEX--LONG RANGE AND S&P 500 INDEX
GROWTH OF A $10,000 INVESTMENT (SINCE SEPTEMBER 16, 1993)


             BT Institutional                       Asset Allocation
             Asset Management        S&P 500          Index--Long
                  Fund            Index-$37,234      Range-$24,566
  Sep-93          10,000             10,000             10,000
  Mar-94           9,672              9,844              9,837
  Sep-94           9,718             10,369             10,132
  Mar-95          10,361             11,377             10,896
  Sep-95          11,540             13,454             12,316
  Mar-96          12,409             15,030             13,245
  Sep-96          13,202             16,190             13,957
  Mar-97          14,185             18,009             14,981
  Sep-97          16,915             22,737             17,518
  Mar-98          19,053             26,652             19,496
  Sep-98          18,805             24,792             19,192
  Mar-99          21,498             31,572             21,360
  Sep-99          21,628             31,686             22,214
  Mar-00          24,472             37,234             24,566



         Average Annual Total Return for the Year Ended March 31, 2000

         1 Year 13.83%        5 Year 18.76%     Since 9/16/93(1) 14.67%

--------------------------------------------------------------------------------
(1) The Fund's inception date.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The indices are unmanaged, and investments may not be made in an index. Performance figures assume the reinvestment of dividends and capital gain distributions. During the period, the Fund waived certain fees and expenses. Benchmark returns are for the period beginning September 30, 1993.

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                                       6

BT Institutional Asset Management Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES


                                                                                 AS OF
                                                                                 MARCH 31, 2000
                                                                                 --------------
ASSETS
     Investment in Asset Management Portfolio, at Value                            $566,039,941
     Receivable for Shares of Beneficial Interest Subscribed                            344,288
     Due from Bankers Trust                                                              92,971
     Prepaid Expenses and Other                                                          11,075
                                                                                   ------------
Total Assets                                                                        566,488,275
                                                                                   ------------
LIABILITIES
     Payable for Shares of Beneficial Interest Redeemed                              54,457,392
     Accrued Expenses and Other                                                          26,895
                                                                                   ------------
Total Liabilities                                                                    54,484,287
                                                                                   ------------
NET ASSETS                                                                         $512,003,988
                                                                                   ============
COMPOSITION OF NET ASSETS
     Paid-in Capital                                                               $409,912,362
     Undistributed Net Investment Income                                                571,469
     Accumulated Net Realized Gain from Investment, Foreign Currency,
          Forward Foreign Currency and Futures Transactions                          56,344,601
     Net Unrealized Appreciation on Investment, Foreign Currency,
          Forward Foreign Currency and Futures Contracts                             45,175,556
                                                                                   ------------
NET ASSETS                                                                         $512,003,988
                                                                                   ============
SHARES OUTSTANDING ($0.001 par value per share, unlimited number of shares
     of beneficial interest authorized)                                              35,462,485
                                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     (net assets divided by shares outstanding)                                    $      14.44
                                                                                   ============


                       See Notes to Financial Statements.
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                                       7

BT Institutional Asset Management Fund
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STATEMENT OF OPERATIONS

                                                                       FOR THE YEAR ENDED
                                                                       MARCH 31, 2000
                                                                       ------------------
INVESTMENT INCOME
     Income Allocated from Asset Management Portfolio, net                    $15,079,529
                                                                              -----------
EXPENSES
     Administration and Services Fees                                             842,228
     Printing and Shareholder Reports                                              40,430
     Professional Fees                                                             22,748
     Registration Fees                                                             11,689
     Trustees Fees                                                                 11,053
     Miscellaneous                                                                  7,481
                                                                              -----------
Total Expenses                                                                    935,629
Less: Fee Waivers or Expense Reimbursements                                      (935,629)
                                                                              -----------
Net Expenses                                                                           --
                                                                              -----------
NET INVESTMENT INCOME                                                          15,079,529
                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT, FOREIGN CURRENCIES,
     FORWARD FOREIGN CURRENCY AND FUTURES CONTRACTS
     Net Realized Gain (Loss) from:
          Investment Transactions                                              41,739,784
          Foreign Currency Transactions                                        (3,501,126)
          Forward Foreign Currency Transactions                                (1,438,975)
          Futures Transactions                                                 20,152,041
     Net Change in Unrealized Appreciation/Depreciation on Investment,
          Foreign Currency, Forward Foreign Currency and Futures Contracts       (271,586)
                                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT, FOREIGN CURRENCIES,
     FORWARD FOREIGN CURRENCY AND FUTURES CONTRACTS                            56,680,138
                                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $71,759,667
                                                                              ===========


                       See Notes to Financial Statements.
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                                       8

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BT Institutional Asset Management Fund
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STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE YEARS ENDED MARCH 31,
                                                                         2000              1999
                                                                   -------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
     Net Investment Income                                         $  15,079,529     $  15,627,927
     Net Realized Gain from Investment, Foreign
          Currencies, Forward Foreign Currency
          and Futures Transactions                                    56,951,724        24,477,603
     Net Change in Unrealized Appreciation/Depreciation on
          Investment, Foreign Currencies, Forward Foreign
          Currency and Futures Contracts                                (271,586)       23,824,973
                                                                   -------------     -------------
Net Increase in Net Assets from Operations                            71,759,667        63,930,503
                                                                   -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS
     Net Investment Income                                           (12,881,836)      (16,476,947)
     Distributions in Excess of Investment Income                             --        (9,837,496)
     Net Realized Gain from Investment Transactions                   (5,627,182)      (86,420,823)
                                                                   -------------     -------------
Total Distributions                                                  (18,509,018)     (112,735,266)
                                                                   -------------     -------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
     Proceeds from Sales of Shares                                   110,823,410       194,100,376
     Dividend Reinvestments                                           18,209,107       112,725,716
     Cost of Shares Redeemed                                        (240,399,537)     (184,698,805)
                                                                   -------------     -------------
Net Increase (Decrease) from Capital Transactions
     in Shares of Beneficial Interest                               (111,367,020)      122,127,287
                                                                   -------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (58,116,371)       73,322,524
NET ASSETS
     Beginning of Year                                               570,120,359       496,797,835
                                                                   -------------     -------------
     End of Year (including undistributed (distributions in
          excess of) net investment income of $571,469 and
          ($7,866,774), respectively.)                             $ 512,003,988     $ 570,120,359
                                                                   =============     =============

                       See Notes to Financial Statements.
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                                       9

BT Institutional Asset Management Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for BT Institutional Asset Management Fund.


                                                                             FOR THE YEARS ENDED MARCH 31,
                                                               2000        1999           1998         1997         1996
                                                              ------      ------        ------       ------       -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                            $13.11      $14.50        $12.05       $11.25       $  9.99
                                                              ------      ------        ------       ------       -------
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income                                      0.33        0.47          0.37         0.38          0.41
     Net Realized and Unrealized Gain
          on Investment, Foreign Currencies,
          Forward Foreign Currency and
          Futures Transactions                                  1.44        1.29          3.60         1.19          1.52
                                                              ------      ------        ------       ------       -------
Total from Investment Operations                                1.77        1.76          3.97         1.57          1.93
                                                              ------      ------        ------       ------       -------
DISTRIBUTIONS TO SHAREHOLDERS
     Net Investment Income                                     (0.31)      (0.45)        (0.37)       (0.45)        (0.42)
     In Excess of Net Investment Income                           --       (0.27)           --           --            --
     Net Realized Gain from Investment
          Transactions                                         (0.13)      (2.43)        (1.15)       (0.32)        (0.25)
                                                              ------      ------        ------       ------       -------
Total Distributions                                            (0.44)      (3.15)        (1.52)       (0.77)        (0.67)
                                                              ------      ------        ------       ------       -------
NET ASSET VALUE, END OF YEAR                                  $14.44      $13.11        $14.50       $12.05        $11.25
                                                              ======      ======        ======       ======        ======
TOTAL INVESTMENT RETURN                                        13.83%      12.83%        34.34%       14.31%        19.77%
SUPPLEMENTAL DATA AND RATIOS:
     Net Assets, End of Year (000s omitted)                 $512,004    $570,120      $496,798     $270,315      $183,767
     Ratios to Average Net Assets:
          Net Investment Income                                 2.69%       2.89%         2.97%        3.12%         3.99%
          Expenses After Waivers, Including
               Expenses of the Asset Management
               Portfolio                                        0.60%       0.60%         0.60%        0.60%         0.60%
          Expenses Before Waivers, Including
               Expenses of the Asset Management
               Portfolio                                        0.93%       0.93%         0.92%        0.96%         0.99%

                       See Notes to Financial Statements.
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                                       10

BT Institutional Asset Management Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 1--ORGANIZATION AND SIGNIFICANT
        ACCOUNTING POLICIES
A. ORGANIZATION
BT Pyramid Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on February 28, 1992, as a business trust under the laws of the Commonwealth of Massachusetts. The BT Institutional Asset Management Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations on September 16, 1993. The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Asset Management Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At March 31, 2000, the Fund's investment was approximately 77% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. SECURITY VALUATION
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any earned by the Fund are made annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

F. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of its funds. Expenses directly attributable to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH
        AFFILIATES
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank A.G. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .15% of the Fund's average daily net assets.

Bankers Trust has contractually agreed to waive its fees through July 31, 2001 and reimburse expenses, to the extent necessary, to eliminate all expenses of the Fund, excluding expenses of the Portfolio, and to limit all expenses to
 .60% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc. provides distribution services to the Fund.

--------------------------------------------------------------------------------
                                       11

BT Institutional Asset Management Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 3--SHARES OF BENEFICIAL INTEREST
At March 31, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                            FOR THE                          FOR THE
                          YEAR ENDED                       YEAR ENDED
                        MARCH 31, 2000                   MARCH 31, 1999
                 ----------------------------    -----------------------------
                    SHARES          AMOUNT           SHARES          AMOUNT
                 -----------   --------------    -------------  --------------
Sold               8,150,028    $ 110,823,410      13,679,814   $ 194,100,376
Reinvested         1,376,456       18,209,107       8,703,633     112,725,716
Redeemed         (17,551,294)    (240,399,537)    (13,167,083)   (184,698,805)
                 -----------   --------------    ------------   --------------
Net Increase
(Decrease)        (8,024,810)   $(111,367,020)      9,216,364   $ 122,127,287
                 ===========   ==============    ============   ==============


NOTE 4--SUBSEQUENT EVENT
On July 31, 2000, the Fund will change its name from BT Institutional Asset Management Fund to Asset Management.

--------------------------------------------------------------------------------
                                       12

BT Institutional Asset Management Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of BT Pyramid Mutual Funds and Share-holders of the BT Institutional Asset Management Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BT Institutional Asset Management Fund (one of the Funds comprising BT Pyramid Mutual Funds, hereafter referred to as the "Fund") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
May 5, 2000

--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Tax Year Ended March 31, 2000

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund's distributions to shareholders included $4,328,601 from long-term capital gains, all of which is taxable at the 20% capital gains rate.

Of the ordinary distributions made during the fiscal year ended March 31, 2000, 23.64% qualifies for the dividends received deduction available to corporate shareholders.

Of the net investment income distributions made during the fiscal year ended March 31, 2000, 49.90% have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

--------------------------------------------------------------------------------
                                       13

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS MARCH 31, 2000


      SHARES            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
               COMMON STOCKS - 46.6%
               ADVERTISING - 0.1%
       8,600   Clear Channel Communications, Inc.(1)             $    593,937
       4,300   Omnicom Group, Inc.                                    401,781
                                                                 ------------
                                                                      995,718
                                                                 ------------
               AEROSPACE - 0.5%
      21,490   Boeing Co.                                             815,277
       4,700   Conexant Systems                                       333,700
      24,400   Cordant Technologies                                 1,380,125
       7,200   General Dynamics Corp.                                 358,200
      10,400   Lockheed Martin Corp.                                  212,550
       1,100   Northrop Grumman Corp.                                  58,231
           1   Raytheon Co. - Class A                                       4
       7,100   Raytheon Co. - Class B                                 126,025
       4,300   Rockwell International Corp.                           179,794
                                                                 ------------
                                                                    3,463,906
                                                                 ------------
               AIRLINES - 0.1%
       5,000   AMR Corp.(1)                                           159,375
       5,300   Delta Air Lines, Inc.                                  282,225
      13,100   Southwest Airlines Co.                                 272,644
       1,500   US Airways Group, Inc.(1)                               41,719
                                                                 ------------
                                                                      755,963
                                                                 ------------
               APPAREL, TEXTILES - 0.1%
       4,900   Liz Claiborne, Inc.                                    224,481
       6,000   Nike, Inc.                                             237,750
       8,900   Reebok International Ltd.(1)                            82,325
       3,600   Springs Industries, Inc. - Class A                     136,800
       2,200   V.F. Corp.                                              52,937
                                                                 ------------
                                                                      734,293
                                                                 ------------
               AUTO RELATED - 0.6%
       3,100   Autozone, Inc.(1)                                       86,025
           1   DaimlerChrysler AG(1)                                       49
       6,200   Dana Corp.                                             174,762
      20,000   Delphi Automotive Systems                              320,000
      33,300   Ford Motor Co.                                       1,529,719
      17,800   General Motors Corp.                                 1,474,062
       3,600   Genuine Parts Co.                                       85,950
       4,600   Paccar, Inc.                                           230,000
       2,000   Parker-Hannifin Corp.                                   82,625
       4,900   Timken Co.                                              79,625
                                                                 ------------
                                                                    4,062,817
                                                                 ------------
               BANKS - 1.8%
      10,300   Amsouth Bancorp                                        153,856
      18,100   Bank of New York Co., Inc.                             752,281
      25,900   Bank One Corp.                                         890,312
      42,300   Bank of America Corp.                                2,218,117
       5,400   BB&T Corp.                                             151,537
      20,800   Chase Manhattan Corp.                                1,813,500



      SHARES            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
       7,300   Fifth Third Bancorp                                    459,900
      21,100   First Union Corp.                                      785,975
      15,500   Fleet Boston Financial Corp.                           565,750
       3,000   Golden West Financial Corp.                             93,562
       5,500   Huntington Bancshares, Inc.                            123,062
      11,700   KeyCorp                                                222,300
      12,000   Mellon Financial Corp.                                 354,000
       5,200   Morgan, (J.P.) & Co., Inc.                             685,100
      15,600   National City Corp.                                    321,750
       5,000   Northern Trust Corp.                                   337,812
       3,000   Southtrust Corp.                                        76,312
       3,700   Summit Bancorp                                          97,125
       7,600   Suntrust Banks, Inc.                                   438,900
      18,400   U.S. Bancorp                                           402,500
       5,700   Union Planters Corp.                                   175,631
       4,600   Wachovia Corp.                                         310,787
       6,000   Washington Mutual, Inc.                                159,000
      41,600   Wells Fargo Co.                                      1,703,000
                                                                 ------------
                                                                   13,292,069
                                                                 ------------
               BEVERAGES - 0.8%
      11,400   Anheuser Busch Cos., Inc.                              709,650
       1,100   Brown-Forman Corp. - Class B                            59,881
      63,500   Coca-Cola Co.                                        2,980,531
      14,400   Coca-Cola Enterprises, Inc.                            310,500
      36,800   PepsiCo, Inc.                                        1,271,900
      12,100   Seagram Co. Ltd.                                       719,950
                                                                 ------------
                                                                    6,052,412
                                                                 ------------
               BUILDING & CONSTRUCTION - 0.8%
         900   Armstrong World Industries, Inc.                        16,087
       1,300   Centex Corp.                                            30,956
       1,800   Crane Co.                                               42,412
      59,200   Home Depot, Inc.                                     3,818,400
       1,000   Kaufman & Broad Home Corp.                              21,437
      11,700   Masco Corp.                                            239,850
       1,400   Owens Corning                                           27,125
       7,300   Stanley Works                                          192,537
       1,800   Vulcan Materials Co.                                    82,462
                                                                 ------------
                                                                    4,471,266
                                                                 ------------
               BUILDING - FOREST PRODUCTS - 0.1%
       4,300   Boise Cascade Corp.                                    149,425
       3,300   Georgia-Pacific Corp.                                  130,556
       1,600   Johnson Controls, Inc.                                  86,500
       2,800   Louisiana-Pacific Corp.                                 38,850
       4,000   Potlatch Corp.                                         172,000
       1,600   Weyerhaeuser Co.                                        91,200
                                                                 ------------
                                                                      668,531
                                                                 ------------
               CHEMICALS & TOXIC WASTE - 0.5%
       4,600   Air Products and Chemicals, Inc.                       130,812
      28,700   Du Pont (E.I.) de Nemours & Co.                      1,517,512



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       14

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000


      SHARES            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
       1,500   Eastman Chemical Co.                              $     68,250
       2,000   FMC Corp.(1)                                           113,000
         400   Great Lakes Chemical Corp.                              13,600
       2,800   Hercules, Inc.                                          45,150
      12,500   Monsanto Co.                                           643,750
       4,000   PPG Industries, Inc.                                   209,250
       4,900   Rohm & Haas Co.                                        218,662
      15,200   Union Carbide Corp.                                    886,350
       1,900   W.R. Grace & Co.(1)                                     24,106
                                                                 ------------
                                                                    3,870,442
                                                                 ------------
               CLIENT-SERVER COMPUTING - 0.2%
       4,300   Adaptec, Inc.(1)                                       166,087
       5,300   Citrix Systems, Inc.(1)                                351,125
      12,200   Compuware Corp.(1)                                     256,962
       3,800   Lexmark International Group, Inc. -
                  Class A                                             401,850
       9,500   Peoplesoft, Inc.(1)                                    190,000
                                                                 ------------
                                                                    1,366,024
                                                                 ------------
               COMPUTER - 2.0%
       4,900   Apple Computer, Inc.(1)                                665,481
      43,300   Compaq Computer Corp.                                1,152,863
      67,400   Dell Computer Corp.(1)                               3,635,387



      SHARES            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
       9,100   Gateway, Inc.(1)                                       482,300
      25,780   Hewlett-Packard Co.                                  3,417,461
      47,600   International Business Machines
                  Corp.                                             5,616,800
                                                                 ------------
                                                                   14,970,292
                                                                 ------------
               COMPUTER SERVICES - 2.9%
       9,700   3Com Corp.(1)                                          539,562
      15,400   Automatic Data Processing, Inc.                        743,050
       6,400   Cabletron Systems, Inc.(1)                             187,600
      25,200   Cendant Corp.(1)                                       466,200
       3,700   Ceridian Corp.(1)                                       70,994
     178,500   Cisco Systems, Inc.(1)                              13,800,281
       5,000   Computer Sciences Corp.(1)                             395,625
      11,700   Electronic Data Systems Corp.                          750,994
      26,900   EMC Corp.(1)                                         3,362,500
       3,400   NCR Corp.(1)                                           136,425
       9,200   Parametric Technology Corp.(1)                         193,775
       6,600   Seagate Technology, Inc.(1)                            397,650
      11,500   Silicon Graphics, Inc.(1)                              121,469
                                                                 ------------
                                                                   21,166,125
                                                                 ------------
               COMPUTER SOFTWARE - 3.4%
       2,700   Adobe Systems, Inc.                                    300,544
       7,800   BMC Software, Inc.(1)                                  385,125
      13,500   Computer Associates International,
                  Inc.                                                799,031
     136,180   Microsoft Corp.(1)                                  14,469,125
       8,300   Network Appliance, Inc.(1)                             686,825
      75,800   Oracle Corp.(1)                                      5,917,137
      14,200   Yahoo!, Inc.(1)                                      2,433,525
                                                                 ------------
                                                                   24,991,312
                                                                 ------------
               CONTAINERS - 0.1%
       6,200   Crown Cork & Seal Co., Inc.                             99,200
       4,000   Owens-Illinois, Inc.(1)                                 67,500
       3,400   Sealed Air Corp.(1)                                    184,662
       3,200   Temple Inland, Inc.                                    159,400
                                                                 ------------
                                                                      510,762
                                                                 ------------
               COSMETICS & TOILETRIES - 0.1%
       1,200   Alberto-Culver Co. - Class B                            28,575
      26,500   Gillette Co.                                           998,719
       1,700   International Flavors & Fragrances,
                  Inc.                                                 59,606
                                                                 ------------
                                                                    1,086,900
                                                                 ------------
               DIVERSIFIED - 0.4%
       2,500   Allegheny Technologies                                  50,156
       2,100   Loews Corp.                                            105,000
      11,700   Minnesota Mining & Manufacturing
                  Co.                                               1,036,181
       9,500   Pall Corp.                                             213,156
       3,000   Praxair, Inc.                                          124,875
       9,200   SuperValu, Inc.                                        174,225
           1   Teledyne Technologies(1)                                    25
       5,300   Textron, Inc.                                          322,637
      14,200   United Technologies Corp.                              897,262
                                                                 ------------
                                                                    2,923,517
                                                                 ------------
               DRUGS - 2.4%
      30,500   American Home Products Corp.                         1,635,562
       4,300   Biogen, Inc.(1)                                        300,462
      50,900   Bristol-Myers Squibb Co.                             2,939,475
      25,800   Lilly (Eli) & Co.                                    1,625,400
      61,300   Merck & Co., Inc.                                    3,808,262
      86,500   Pfizer, Inc.                                         3,162,656
      33,700   Schering-Plough Corp.                                1,238,475
      26,900   Warner-Lambert Co.                                   2,622,750
                                                                 ------------
                                                                   17,333,042
                                                                 ------------
               ELECTRICAL EQUIPMENT - 2.0%
      10,600   Emerson Electric Co.                                   560,475
      85,300   General Electric Co.                                13,237,494
         500   ITT Industries                                          15,531
      17,400   Solectron Corp.(1)                                     697,087
       1,600   W.W. Grainger, Inc.                                     86,800
                                                                 ------------
                                                                   14,597,387
                                                                 ------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       15

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000



      SHARES            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
               ELECTRONICS - 3.9%
       5,300   Advanced Micro Devices, Inc.(1)                   $    302,431
      10,700   Analog Devices, Inc.(1)                                862,019
      20,276   Applied Materials, Inc.(1)                           1,911,013
      86,300   Intel Corp.                                         11,386,206
       5,500   KLA-Tencor Corp.(1)                                    463,375
       8,800   LSI Logic Corp.(1)                                     639,100
       8,800   Micron Technology, Inc.(1)                           1,108,800
      18,200   Motorola, Inc.                                       2,591,225
       6,200   National Semiconductor Corp.(1)                        375,875
      36,730   Nortel Networks Corp.                                4,627,980
       6,400   Scientific-Atlanta, Inc.                               406,000
      20,910   Texas Instruments, Inc.                              3,345,600
       4,200   Thermo Electron Corp.(1)                                85,575
       9,200   Xilinx, Inc.(1)                                        761,875
                                                                 ------------
                                                                   28,867,074
                                                                 ------------
               ENTERTAINMENT - 0.3%
      52,500   Disney (Walt) Co.                                    2,172,187
                                                                 ------------
               ENVIRONMENTAL CONTROL - 0.0%
       4,800   Allied Waste Industries, Inc.(1)                        31,500
      16,100   Waste Management, Inc.                                 220,369
                                                                 ------------
                                                                      251,869
                                                                 ------------
               FINANCIAL SERVICES - 2.6%
      12,200   American Express Co.                                 1,817,037
      14,000   Associates First Capital Corp. -
                  Class A                                             300,125
       2,200   Bear Stearns Cos., Inc.                                100,375
       4,200   Capital One Financial Corp.                            201,337
      10,700   Charles Schwab Corp.                                   607,894
       3,100   Cincinnati Financial Corp.                             116,637
      89,800   Citigroup                                            5,326,262
       2,000   Countrywide Credit Industries, Inc.                     54,500
      25,400   Fannie Mae                                           1,433,512
      10,100   First Data Corp.                                       446,925
      24,900   Firstar Corp.                                          571,144
       5,300   Franklin Resources, Inc.                               177,219
      12,800   Freddie Mac                                            565,600
       4,300   Hartford Financial Services Group,
                  Inc.                                                226,825
      11,200   Household International, Inc.                          417,900
       5,000   Lehman Brothers, Inc.                                  485,000
      20,400   MBNA Corp.                                             520,200
      11,000   Merrill Lynch & Co., Inc.                            1,155,000
      30,700   Morgan Stanley Dean Witter
                  Discover & Co.                                    2,503,969
       7,100   Paine Webber Group, Inc.                               312,400
       6,700   PNC Bank Corp.                                         301,919
       5,000   Regions Financial Corp.                                114,062
       2,700   SLM Holding Corp.                                       89,944
       3,700   State Street Corp.                                     358,437


      SHARES            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
       7,300   Synovus Financial Corp.                                137,787
       6,800   T. Rowe Price Associates, Inc.                         268,600
       2,800   U.S. Trust Corp.                                       529,200
                                                                 ------------
                                                                   19,139,810
                                                                 ------------
               FOOD SERVICES & LODGING - 0.2%
      11,900   Darden Restaurants, Inc.                               211,969
      34,100   McDonald's Corp.                                     1,280,881
       3,300   Tricon Global Restaurants, Inc.(1)                     102,506
       3,100   Wendy's International, Inc.                             62,581
                                                                 ------------
                                                                    1,657,937
                                                                 ------------
               FOODS - 0.5%
      15,700   Archer-Daniels-Midland Co.                             162,887
       6,500   Bestfoods                                              304,281
       8,800   Campbell Soup Co.                                      270,600
      15,600   ConAgra, Inc.                                          282,750
       6,700   General Mills, Inc.                                    242,456
       8,200   H.J. Heinz Co.                                         285,975
       6,700   Kellogg Co.                                            171,687
       7,500   Nabisco Group Holdings                                  90,000
       2,900   Quaker Oats Co.                                        175,812
      12,600   Ralston Purina Group                                   344,925
      23,600   Sara Lee Corp.                                         424,800
       7,500   Sysco Corp.                                            267,656
      11,400   Unilever NV                                            548,625
       2,600   Wrigley (Wm.), Jr. Co.                                 199,712
                                                                 ------------
                                                                    3,772,166
                                                                 ------------
               HEALTHCARE - 1.1%
      34,900   Abbott Laboratories                                  1,228,044
       2,800   Allergan, Inc.                                         140,000
         900   Bausch & Lomb, Inc.                                     46,969
       6,600   Biomet, Inc.                                           240,075
      10,800   Boston Scientific Corp.(1)                             230,175
       3,400   C.R. Bard, Inc.                                        131,537
       6,000   Cardinal Health, Inc.                                  275,250
      14,300   Columbia/HCA Healthcare Corp.                          361,969
       7,100   Guidant Corp.(1)                                       417,569
      21,300   HEALTHSOUTH Corp.(1)                                   118,481
      12,600   Humana, Inc.(1)                                         92,137
      36,700   Johnson & Johnson                                    2,571,294
       9,700   Manor Care(1)                                          130,950
      27,500   Medtronic, Inc.                                      1,414,531
       4,400   St. Jude Medical, Inc.(1)                              113,575
      11,500   Tenet Healthcare Corp.(1)                              264,500
       3,800   United Healthcare Corp.                                226,575
         800   Wellpoint Health Networks(1)                            55,900
                                                                 ------------
                                                                    8,059,531
                                                                 ------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       16

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000


      SHARES            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
               HOSPITAL SUPPLIES & HEALTHCARE - 0.4%
       6,900   Baxter International, Inc.                        $    432,544
       4,900   Becton Dickinson & Co.                                 128,931
       1,000   Mallinckrodt Group, Inc.                                28,750
      43,000   Tyco International Ltd.                              2,144,625
                                                                 ------------
                                                                    2,734,850
                                                                 ------------
               HOTEL/MOTEL - 0.0%
       9,600   Hilton Hotels Corp.                                     74,403
       5,000   Marriott International, Inc.                           157,500
                                                                 ------------
                                                                      231,903
                                                                 ------------
               HOUSEHOLD FURNISHINGS - 0.0%
       6,100   Maytag Corp.                                           202,062
       1,300   Whirlpool Corp.                                         76,212
                                                                 ------------
                                                                      278,274
                                                                 ------------
               HOUSEHOLD PRODUCTS - 0.4%
       2,400   Avery Dennison Corp.                                   146,550
       5,000   Clorox Co.                                             162,500
      14,400   Colgate-Palmolive Co.                                  811,800
      34,200   Procter & Gamble Co.                                 1,923,750
       1,500   Tupperware Corp.                                        23,719
                                                                 ------------
                                                                    3,068,319
                                                                 ------------
               INSURANCE - 1.1%
       2,700   Aetna, Inc.                                            150,356
       5,900   Aflac, Inc.                                            268,819
      11,200   Allstate Corp.                                         266,700
       5,500   American General Corp.                                 308,687
      41,100   American International Group, Inc.                   4,500,450
       4,100   Chubb Corp.                                            277,006
       4,300   CIGNA Corp.                                            325,725
       8,500   Conseco, Inc.                                           97,219
       4,500   Jefferson-Pilot Corp.                                  299,531
       4,000   Lincoln National Corp.                                 134,000
       6,500   Marsh and McLennan                                     717,031
       1,800   MBIA, Inc.                                              93,713
       5,300   MGIC Investment Corp.                                  231,213
       1,300   Providian Financial Corp.                              112,613
       5,500   Safeco                                                 146,094
       5,000   St. Paul Cos., Inc.                                    170,625
       3,000   Torchmark Corp.                                         69,375
       6,200   Unumprovident Corp.                                    105,400
                                                                 ------------
                                                                    8,274,557
                                                                 ------------
               LEISURE RELATED - 0.6%
       1,300   American Greetings Corp. - Class A                      23,725
       7,500   Brunswick Corp.                                        142,031
      11,200   Carnival Corp. - Class A                               277,900
       3,500   Harley-Davidson, Inc.                                  277,812
       6,100   Harrah's Entertainment, Inc.(1)                        113,231
      11,400   Hasbro, Inc.                                           188,100
      47,230   Jostens, Inc.                                        1,151,231


      SHARES            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
      11,100   Mattel, Inc.                                           115,856
     110,800   Mirage Resorts, Inc.(1)                              2,146,750
       3,619   Sabre Group Holdings, Inc.                             133,677
                                                                 ------------
                                                                    4,570,313
                                                                 ------------
               LIFE ON THE NET - 0.6%
      59,600   America Online, Inc.(1)                              4,008,100
                                                                 ------------
               LIFE SCIENCES REVOLUTION - 0.1%
       4,900   PE Corp. - PE Biosystems Group                         472,850
                                                                 ------------
               MACHINERY - 0.3%
       1,300   Black & Decker Corp.                                    48,831
       3,800   Briggs & Stratton Corp.                                156,275
      11,400   Caterpillar, Inc.                                      449,588
       4,800   Deere & Co.                                            182,400
       8,200   Dover Corp.                                            392,575
       7,200   Illinois Tool Works, Inc.                              397,800
         500   Millipore Corp.                                         28,219
       3,700   Navistar International Corp.(1)                        148,463
         600   Snap-On Tools Corp.                                     15,713
       2,400   TRW, Inc.                                              140,400
                                                                 ------------
                                                                    1,960,264
                                                                 ------------

               MANAGING THE INFORMATION AGE - 0.1%
       7,965   Veritas Software Corp.(1)                            1,043,415
                                                                 ------------
               MANUFACTURING - 0.2%
       1,100   Cooper Industries, Inc.                                 38,500
       2,800   Danaher Corp.                                          142,800
      19,700   Honeywell International, Inc.                        1,037,944
                                                                 ------------
                                                                    1,219,244
                                                                 ------------
               MEDIA - 0.2%
      24,900   CBS Corp.(1)                                         1,409,963
                                                                 ------------
               MEDICAL BIOTECHNOLOGY - 0.2%
      27,400   Amgen, Inc.(1)                                       1,681,675
                                                                 ------------
               METALS - 0.3%
       9,000   Alcan Aluminium Ltd.                                   304,875
         900   Alcoa, Inc.                                             63,225
       3,400   Engelhard Corp.                                         51,425
       7,900   Freeport-McMoRan Copper &
                  Gold, Inc. - Class B                                 95,294
       6,800   Homestake Mining Co.                                    40,800
       8,100   Inco, Ltd.                                             148,331
       3,400   Newmont Mining Corp.                                    76,288
       2,500   Nucor Corp.                                            125,000
       1,200   Phelps Dodge Corp.                                      57,000
       8,600   Placer Dome, Inc.                                       69,875
      10,900   Reynolds Metals Co.                                    728,938
       1,400   USX - U.S. Steel Group                                  35,000
      11,300   Worthington Industries, Inc.                           139,838
                                                                 ------------
                                                                    1,935,889
                                                                 ------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       17

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000


      SHARES            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
               METALS & MINING - 0.0%
      10,200   Barrick Gold Corp.                                $    160,013
                                                                 ------------
               MOVE TO OUTSOURCING - 0.1%
       8,900   Paychex, Inc.                                          466,138
       3,000   Quintiles Transnational Corp.(1)                        51,188
                                                                 ------------
                                                                      517,326
                                                                 ------------
               NEW CONSUMER - 0.1%
      14,600   Staples, Inc.(1)                                       292,000
       8,100   TJX Cos., Inc.                                         179,719
                                                                 ------------
                                                                      471,719
                                                                 ------------

               NEW HEALTH CARE PARADIGM - 0.0%
       5,900   McKesson Hboc, Inc.                                    123,900
       2,200   Watson Pharmaceuticals(1)                               87,313
                                                                 ------------
                                                                      211,213
                                                                 ------------

               OFFICE EQUIPMENT & COMPUTERS - 0.7%
       1,000   Autodesk, Inc.                                          45,500
       3,800   Ikon Office Solutions, Inc.                             23,513
      10,400   Novell, Inc.(1)                                        297,700
       6,200   Pitney Bowes, Inc.                                     277,063
      41,200   Sun Microsystems, Inc.(1)                            3,860,569
       9,900   Unisys Corp.(1)                                        252,450
      11,800   Xerox Corp.                                            306,800
                                                                 ------------
                                                                    5,063,595
                                                                 ------------
               OIL - DOMESTIC - 0.2%
       7,900   Atlantic Richfield Co.                                 671,500
       4,400   Burlington Resources, Inc.                             162,800
       4,300   Pactiv Corp.(1)                                         37,625
       5,800   Phillips Petroleum Co.                                 268,250
       6,400   Union Pacific Resources Group, Inc.                     92,800
       4,900   Unocal Corp.                                           145,775
                                                                 ------------
                                                                    1,378,750
                                                                 ------------
               OIL - INTERNATIONAL - 1.8%
      18,200   Chevron Corp.                                        1,682,363
      15,800   Conoco, Inc. - Class B                                 404,875
      90,800   Exxon Mobil Corp.                                    7,065,375
      55,100   Royal Dutch Petroleum Co.                            3,171,694
      13,300   Texaco, Inc.                                           713,213
       2,400   Tosco Corp.                                             73,050
                                                                 ------------
                                                                   13,110,570
                                                                 ------------
               OIL EQUIPMENT & SERVICES - 0.2%
       1,900   Apache Corp.                                            94,525
      13,700   Schlumberger Ltd.                                    1,048,050
       4,301   Transocean Sedco                                       220,693
                                                                 ------------
                                                                    1,363,268
                                                                 ------------


      SHARES            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
               OIL SERVICE - DOMESTIC - 0.1%
         800   Fluor Corp.                                       $     24,800
      10,500   Halliburton Co.                                        430,500
       3,800   USX Marathon Group                                      99,038
                                                                 ------------
                                                                      554,338
                                                                 ------------
               PAPER - 0.2%
       4,600   Fort James Corp.                                       101,200
      13,500   Kimberly Clark Corp.                                   756,000
       1,300   Mead Corp.                                              45,419
       4,125   Molex, Inc.                                            242,344
       6,700   Westvaco Corp.                                         223,613
                                                                 ------------
                                                                    1,368,576
                                                                 ------------
               PAPER & FOREST PRODUCTS - 0.1%
       1,800   Champion International Corp.                            95,850
      12,800   International Paper Co.                                547,200
       1,900   Willamette Industries, Inc.                             76,238
                                                                 ------------
                                                                      719,288
                                                                 ------------
               PETROLEUM PRODUCTS - 0.1%
         172   Arch Coal, Inc.                                          1,206
         700   Ashland, Inc.                                           23,406
       7,500   Baker Hughes, Inc.                                     226,875
      10,400   Williams Cos., Inc.                                    456,950
                                                                 ------------
                                                                      708,437
                                                                 ------------
               PETROLEUM RELATED - 0.1%
       4,600   Amerada Hess Corp.                                     297,275
       1,700   Kerr-McGee Corp.                                        98,175
      12,300   Occidental Petroleum Corp.                             255,225
       5,000   Rowan Cos., Inc.(1)                                    147,188
       1,400   Sunoco, Inc.                                            38,325
                                                                 ------------
                                                                      836,188
                                                                 ------------
               PHARMACEUTICALS - 0.1%
       2,300   ALZA Corp.(1)                                           86,394
      12,400   Pharmacia & Upjohn, Inc.                               734,700
                                                                 ------------
                                                                      821,094
                                                                 ------------

               PHOTO EQUIPMENT & SUPPLIES - 0.1%
      10,100   Eastman Kodak Co.                                      548,556
                                                                 ------------
               PRINTING & PUBLISHING - 0.7%
       1,100   Deluxe Corp.                                            29,150
       2,700   Donnelley (R.R.) & Sons Co.                             56,531
       1,800   Dow Jones & Co., Inc.                                  129,263
       6,600   Gannett Co., Inc.                                      464,475
       4,000   Knight-Ridder, Inc.                                    203,750
       7,400   McGraw-Hill Cos., Inc.                                 336,700
       3,700   New York Times Co. - Class A                           158,869
      32,900   Time Warner, Inc.                                    3,290,000
       1,000   Times Mirror Co. - Class A                              92,938
       5,000   Tribune Co.                                            182,813
                                                                 ------------
                                                                    4,944,489
                                                                 ------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       18

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000


      SHARES            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
               PROFESSIONAL SERVICES - 0.1%
       1,900   Ecolab, Inc.                                      $     69,706
       4,700   H & R Block, Inc.                                      210,325
         800   Harcourt General, Inc.                                  29,800
       6,500   Interpublic Group of Cos., Inc.                        307,125
       3,200   National Service Industries, Inc.                       67,400
       2,600   Perkinelmer, Inc.                                      172,900
       7,100   Service Corp. International                             21,300
                                                                 ------------
                                                                      878,556
                                                                 ------------
               RAILROADS - 0.1%
      10,600   Burlington Northern Santa Fe                           234,525
       9,700   CSX Corp.                                              227,950
       2,400   Kansas City Southern Industries,Inc.                   206,250
       9,900   Norfolk Southern Corp.                                 142,313
       5,800   Union Pacific Corp.                                    226,925
                                                                 ------------
                                                                    1,037,963
                                                                 ------------
               RE-ENERGIZING AMERICA - 0.0%
       4,000   Young & Rubicam                                        188,000
                                                                 ------------
               REAL ESTATE - 0.0%
       8,100   Pulte Corp.                                            169,088
                                                                 ------------
               RETAIL - 2.5%
       3,500   Albertson's, Inc.                                      108,500
       5,000   Bed, Bath & Beyond, Inc.(1)                            196,875
       6,400   Best Buy, Inc.(1)                                      550,400
       4,100   Circuit City Stores, Inc.                              249,588
      11,800   Consolidated Stores Corp.(1)                           134,225
      12,900   Costco Wholesale Corp.(1)                              678,056
       4,400   CVS Corp.                                              165,275
       2,800   Dillard Department Stores, Inc. -
                  Class A                                              46,025
       6,401   Dollar General Corp.                                   172,018
       7,300   Federated Department Stores, Inc.(1)                   304,776
      21,500   Gap, Inc.                                            1,070,969
       4,400   Great Atlantic & Pacific Tea Co.                        85,800
      40,500   Hannaford Brothers, Co.                              2,986,875
       6,600   J.C. Penney Co., Inc.                                   98,175
      12,800   Kmart Corp.(1)                                         124,000
       5,800   Kohls Corp.(1)                                         594,500
      21,700   Kroger Co.(1)                                          381,107
       8,200   Limited, Inc.                                          345,425
       5,100   Longs Drug Stores, Inc.                                116,025
       5,100   Lowe's Cos., Inc.                                      297,713
       6,900   May Department Stores Co.                              196,650
       5,800   Nordstrom, Inc.                                        171,100
       6,700   Rite Aid Corp.                                          36,850
      12,700   Safeway, Inc.(1)                                       574,675
      13,600   Sears, Roebuck & Co.                                   419,900
       4,300   Sherwin-Williams Co.                                    94,331
       4,300   Tandy Corp.                                            218,225
      10,900   Target Corp.                                           814,775


      SHARES            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
      11,400   Toys `R' Us, Inc.(1)                                   168,863
     114,800   Wal-Mart Stores, Inc.                                6,371,400
      24,800   Walgreen Co.                                           638,600
       3,800   Winn Dixie Stores, Inc.                                 73,863
                                                                 ------------
                                                                   18,485,559
                                                                 ------------
               STEEL - 0.0%
      17,700   Bethlehem Steel(1)                                     106,200
                                                                 ------------
               STORES OF VALUE - 0.4%
       5,000   Leggett & Platt, Inc.                                  107,500
       8,600   Office Depot, Inc.(1)                                   99,438
     110,000   U.S. Foodservice, Inc.(1)                            2,832,500
                                                                 ------------
                                                                    3,039,438
                                                                 ------------
               TELECOMMUNICATIONS - 3.3%
       9,100   ADC Telecommunications, Inc.(1)                        490,263
       7,400   Alltel Corp.                                           466,663
       7,100   Andrew Corp.(1)                                        162,413
      70,700   AT&T Corp.                                           3,976,875
       2,700   Centurytel, Inc.                                       100,238
      25,400   Comcast Corp. - Class A                              1,101,725
       2,100   Comverse Technology(1)                                 396,900
       4,025   Corning, Inc.                                          780,850
      13,800   Global Crossing Ltd.(1)                                564,937
       1,300   IPC Communications(1)                                  267,800
      59,000   MCI WorldCom, Inc.(1)                                2,673,438
      29,700   MediaOne Group(1)                                    2,405,700
       2,700   Netoptix Corp.                                         463,725
      10,300   Nextel Communications, Inc. -
                  Class A(1)                                          1,526,975
       2,600   Ortel Corp.                                            487,988
      19,460   Qualcomm, Inc.(1)                                    2,905,622
      39,100   Sprint Corp.                                         2,463,300
      21,700   Sprint PCS Group(1)                                  1,417,281
      11,600   Tellabs, Inc.(1)                                       730,619
      13,300   Viacom, Inc. - Class B1                                701,575
                                                                 ------------
                                                                   24,084,887
                                                                 ------------
               THE UBIQUITOUS SEMICONDUCTOR - 0.1%
       5,780   Linear Technology Corp.                                317,900
       6,000   Teradyne, Inc.(1)                                      493,500
                                                                 ------------
                                                                      811,400
                                                                 ------------
               TIRE & RUBBER - 0.0%
       1,900   Cooper Tire & Rubber Co.                                23,869
       1,900   Goodrich (B.F.) Co.                                     54,506
                                                                 ------------
                                                                       78,375
                                                                 ------------
               TOBACCO - 0.2%
       3,300   Fortune Brands, Inc.                                    82,500
      60,000   Philip Morris Cos., Inc.                             1,267,500
       8,700   UST, Inc.                                              135,938
                                                                 ------------
                                                                    1,485,938
                                                                 ------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       19

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000




      SHARES            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
               TRUCKING, SHIPPING - 0.1%
       9,500   Fedex Corp.                                       $    370,500
       1,700   Ryder Systems, Inc.                                     38,569
                                                                 ------------
                                                                      409,069
                                                                 ------------
               UTILITY - ELECTRIC - 0.8%
       6,000   AES Corp.(1)                                           472,500
       2,400   Ameren Corp.                                            74,250
       4,000   American Electric Power Co.                            119,250
       3,400   Carolina Power & Light Co.                             110,288
       4,900   Central & South West Corp.                              83,606
       3,200   Cinergy Corp.                                           68,800
       6,000   CMS Energy                                             108,750
       7,800   Consolidated Edison, Inc.                              226,200
       5,300   Constellation Energy Group, Inc.                       168,938
       5,200   Dominion Resource                                      199,875
       5,100   DTE Energy Co.                                         147,900
       8,800   Duke Power Co.                                         462,000
      12,100   Edison International, Inc.                             200,406
      10,000   Entergy Corp.                                          201,875
      10,100   FirstEnergy Corp.                                      208,313
       5,300   Florida Progress Corp.                                 243,138
       5,800   FPL Group, Inc.                                        267,163
       2,000   GPU, Inc.                                               54,750
       4,900   Niagara Mohawk Power Corp.(1)                           66,150
       1,800   New Century Energies, Inc.                              54,112
       4,000   Northern States Power Co.                               79,500
       7,500   PECO Energy                                            276,563
      12,000   PG&E Corp.                                             252,000
       1,000   Pinnacle West Capital Corp.                             28,188
       5,900   PPL Corp.                                              123,531
       7,200   Public Service Enterprise Group, Inc.                  213,300
       6,500   Reliant Energy                                         152,345
      19,400   Southern Co.                                           421,950
       6,100   Texas Utilities Co.                                    181,094
       6,800   Unicom Corp.                                           248,200
       4,100   United Water Resources, Inc.                           142,475
                                                                 ------------
                                                                    5,657,410
                                                                 ------------
               UTILITY - GAS, NATURAL GAS - 0.3%
       7,900   Coastal Corp.                                          363,400
       1,600   Columbia Energy Group                                   94,800
       4,900   El Paso Energy Corp.                                   197,838
      18,000   Enron Corp.                                          1,347,750
       2,700   NICOR, Inc.                                             88,931
       2,700   ONEOK, Inc.                                             67,500
       2,500   People's Energy Corp.                                   68,594
       5,349   Sempra Energy                                           89,596
                                                                 ------------
                                                                    2,318,409
                                                                 ------------
               UTILITY - TELEPHONE - 2.1%
      39,400   Bell Atlantic Corp.                                  2,408,325
      47,800   BellSouth Corp.                                      2,246,600
      24,500   GTE Corp.                                            1,739,500




    PRINCIPAL
      AMOUNT/
      SHARES            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
      73,330   Lucent Technologies, Inc.                         $  4,454,798
      90,800   SBC Communications, Inc.                             3,813,600
      14,800   U.S. West, Inc.                                      1,074,850
                                                                 ------------
                                                                   15,737,673
                                                                 ------------
TOTAL COMMON STOCKS
     (Cost $280,078,577)                                          341,388,353
                                                                 ------------
               NON-CONVERTIBLE CORPORATE
               DEBT - 6.1%
               AEROSPACE - 0.5%
  $3,940,000   Raytheon Co., 5.70%, 11/1/03                         3,685,464
                                                                 ------------
               BANKS - 1.5%
   3,890,000   FleetBoston Financial Corp.,
                  8.625%, 1/15/07                                   4,067,645
   2,945,000   First Union Capital II,
                  7.95%, 11/15/29                                   2,831,888
   1,480,000   First Union National,
                  6.50%, 12/1/28                                    1,202,496
     710,000   PNC Funding Corp.,
                  6.125%, 2/15/09                                     634,813
   1,855,000   Republic New York, 9.70%, 2/1/09                     2,076,105
                                                                 ------------
                                                                   10,812,947
                                                                 ------------
               FINANCIAL SERVICES - 2.0%
   4,200,000   Allstate Corp., 7.20%, 12/1/09                       4,024,776
   3,725,000   Bear Stearns Co., 7.625%, 12/7/09                    3,635,492
     635,000   Farmers Insurance Exchange,
                  8.625%, 5/1/24b                                     649,659
               Ford Motor Credit,
   1,450,000      6.55%, 9/10/02                                    1,424,642
   1,234,000      7.375%, 10/28/09                                  1,210,961
   3,850,000   Frank Russell Co., 5.625%, 1/15/09                   3,362,860
                                                                 ------------
                                                                   14,308,390
                                                                 ------------
               INDUSTRIAL - 1.2%
   5,340,000   Air 2 US, 8.027%, 10/1/19(b)                         5,346,595
               Archstone Communities,
     390,000      6.37%, 10/15/01                                     381,087
   1,165,000      7.00%, 10/29/01                                   1,148,275
   2,000,000   ERAC USA Finance Co.,
                  6.95%, 3/1/04b                                    1,943,772
     260,000   Prologis Trust, 6.70%, 4/15/04                         247,657
                                                                 ------------
                                                                    9,067,386
                                                                 ------------
               UTILITY - ELECTRIC - 0.9%
   3,575,000   Enogex, Inc., 8.125%, 1/15/10                        3,611,394
   3,050,000   Nstar, 8.00%, 2/15/10                                3,131,295
     140,000   Potomac Edison, 8.00%, 6/1/24                          138,189
                                                                 ------------
                                                                    6,880,878
                                                                 ------------
TOTAL NON-CONVERTIBLE CORPORATE DEBT
     (Cost $45,257,907)                                            44,755,065
                                                                 ------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       20

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000


   PRINCIPAL
      AMOUNT            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
               ASSET-BACKED SECURITIES - 7.1%
 $ 8,695,000   Citibank Credit Card Master Trust I,
                  6.65%, 11/15/06                                $  8,490,015
               Conseco Finance,
   3,830,000      7.80%, 5/15/20                                    3,863,532
   5,030,000      7.60%, 12/15/29                                   5,021,575
   3,140,000   Felco Funding II, 7.72%, 12/15/05 b                  3,147,850
               Green Point Manufactured Housing,
   5,060,000      6.01%, 8/15/15                                    4,908,023
   4,880,000      7.33%, 8/15/20                                    4,826,686
   4,320,000   Household Automotive Trust IV,
                  7.48%, 12/18/06                                   4,369,529
   3,735,000   Key Auto Finance, 5.83%, 1/15/07                     3,632,568
               MBNA Master Credit Card Trust,
   5,500,000      6.60%, 11/15/04                                   5,448,163
   5,100,000      7.00%, 2/15/12                                    5,025,260
   3,600,000   Union Acceptance Corp.,
                  5.64%, 5/8/06                                     3,472,326
                                                                 ------------
TOTAL ASSET-BACKED SECURITIES
     (Cost $52,052,028)                                            52,205,527
                                                                 ------------
               COLLATERALIZED MORTGAGE OBLIGATIONS - 2.8%
   7,589,849   Bear Stearns Commercial Mortgage
                  Securities, 7.64%, 2/15/09                        7,659,758
   5,520,000   Chase Mortgage Finance Corp.,
                  6.75%, 10/25/28                                   5,122,456
               Norwest Asset Securities Corp.,
   2,880,000      6.50%, 3/26/29                                    2,616,350
   5,130,000      7.25%, 12/25/29                                   4,973,766
                                                                 ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
     (Cost $20,250,352)                                            20,372,330
                                                                 ------------



   PRINCIPAL
      AMOUNT            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
               FOREIGN DEBT - 0.1%
     470,000   Kingdom of Sweden,
                  12.00%, 2/1/10                                      637,114
      95,000   New Zealand Government,
                  10.625%, 11/15/05                                   111,477
                                                                 ------------
Total Foreign Debt
     (Cost $795,889)                                                  748,591
                                                                 ------------
               MUNICIPAL BONDS - 3.4%
     830,000   Connecticut State Development
                  Authority Revenue,
                  8.375%, 10/15/04                                    852,829
   2,595,000   Delaware River Port Authority PA & NJ,
                  Series A, 7.27%, 1/1/07                           2,582,323
   1,560,000   Greater Kentucky Housing Assistance
                  Corp.Mortgage Revenue,
                  7.20%, 2/1/06                                     1,536,542
   5,340,000   Harrisburg, PA Housing Corp. Mortgage
                  Revenue, 10.00%, 7/15/24                          5,668,074
   3,155,000   Lansing, MI Board Water &Light
                  Water Supply, Series B,
                  7.30%, 7/1/06                                     3,144,305
               Multnomah County OR,
   2,120,000      7.20%, 6/1/10                                     2,076,472
   2,360,000      7.25%, 6/1/11                                     2,315,554
   2,435,000 Ross County, OH Water Co.,Inc.
                  Water Revenue, 8.25%, 8/1/25                      2,531,718
   2,515,000   Suburban Hospital Healthcare
                  System,Inc.,
                  7.865%, 2/15/27                                   2,619,951
   1,455,000   Wyandotte County, KN,
                  8.50%, 12/1/05                                    1,436,817
                                                                 ------------
TOTAL MUNICIPAL BONDS
     (Cost $24,776,370)                                            24,764,585
                                                                 ------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       21

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000


   PRINCIPAL
      AMOUNT            DESCRIPTION                                   VALUE
      ------            -----------                                   -----
               U.S. GOVERNMENT AND AGENCIES - 5.5%
$  4,240,346   FGLMC, 6.50%, 4/1/29                              $  3,982,918
   2,357,935   FHLMC Pool #40465,
                  6.50%, 10/1/07                                    2,292,159
  11,846,887   FHLMC, 7.00%, 6/1/09                                11,670,784
   5,160,000   FHLMC, 7.00%, 1/15/11                                5,002,633
   5,194,444   FHLMC, 6.00%, 3/15/29                                4,814,704
   3,990,000   FNMA Pool #382140, 7.03%, 1/25/07                    3,935,378
   1,887,496   FNMA Pool #323194, 6.361%, 7/1/08                    1,788,033
   5,388,483   FNMA Pool #190750, 7.00%, 3/1/09                     5,308,026
   1,917,300   FNMA Pool #381706, 6.26%, 6/1/09                     1,791,070
                                                                 ------------
TOTAL U.S. GOVERNMENT AND AGENCIES
     (Cost $41,113,639)                                            40,585,705
                                                                 ------------
               U.S. TREASURY SECURITIES - 5.7%
   6,110,000   U.S. Treasury Bond, 8.75%, 5/15/17                   7,721,513
  14,260,000   U.S. Treasury Bond, 8.125%, 8/15/19                 17,334,813
  10,999,000   U.S. Treasury Note, 6.625%, 3/31/02                 11,019,623
   3,105,000   U.S. Treasury Note, 7.875%, 11/15/04                 3,289,359
   2,060,000   U.S. Treasury Note, 6.00%, 8/15/09                   2,034,250
                                                                 ------------
TOTAL U.S. TREASURY SECURITIES
     (Cost $40,300,131)                                            41,399,558
                                                                 ------------


 PRINCIPAL
  AMOUNT/
  SHARES                DESCRIPTION                                   VALUE
  ------                -----------                                   -----
               SHORT-TERM INSTRUMENTS - 20.2%
               MUTUAL FUND - 16.6%
 122,065,472   Institutional Cash Management
                  Fund                                           $122,065,472
                                                                 ------------
               U.S. TREASURY SECURITIES - 3.6%
$    130,000   U.S. Treasury Bill, 4.71%, 4/6/00(a)                   129,943
   6,200,000   U.S. Treasury Bill, 5.04%, 4/6/00(a)                 6,197,303
   9,495,000   U.S. Treasury Bill, 5.10%, 4/6/00(a)                 9,490,870
     150,000   U.S. Treasury Bill, 5.16%, 4/6/00(a)                   149,935
     260,000   U.S. Treasury Bill, 5.36%, 4/6/00(a)                   259,887
  10,000,000   U.S. Treasury Bill, 5.77%, 6/22/00                   9,874,000
                                                                 ------------
                                                                   26,101,938
                                                                 ------------
TOTAL SHORT-TERM INSTRUMENTS
     (Cost $148,167,578)                                          148,167,410
                                                                 ------------
TOTAL INVESTMENTS
     (Cost $652,792,471)                       97.5%             $714,387,124
OTHER ASSETS IN EXCESS OF LIABILITIES           2.5                18,630,211
                                              -----              ------------
NET ASSETS                                    100.0%             $733,017,335
                                              =====              ============

--------------------------------------------------------------------------------
(1) Non-income producing security for the year ended March 31, 2000.
(a) Held as collateral by broker for futures contracts.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutions.

The following abbreviations are used in the portfolio description:
FNMA    --   Federal National Mortgage Association
FGLMC   --   Federal Government Loan Mortgage Corporation
FHLMC   --   Federal Home Loan Mortgage Corporation


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       22

Asset Management Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES


                                                                               AS OF
                                                                               MARCH 31, 2000
                                                                               --------------
ASSETS
      Investments, at Value (cost $652,792,471)                                  $714,387,124
      Foreign Cash(1)                                                              20,395,217
      Receivable for Securities Sold                                                6,589,620
      Dividends and Interest Receivable                                             3,776,079
      Unrealized Appreciation on Forward Currency
            Exchange Contracts                                                          3,225
                                                                                 ------------
Total Assets                                                                      745,151,265
                                                                                 ------------
LIABILITIES
      Due to Bankers Trust                                                            406,620
      Payable for Securities Purchased                                              7,278,819
      Accrued Expenses and Other                                                       21,384
      Unrealized Depreciation on Forward Currency
            Exchange Contracts                                                        743,473
      Variation Margin Payable (Domestic)                                             221,575
      Variation Margin Payable (Foreign)                                            3,462,059
                                                                                 ------------
Total Liabilities                                                                  12,133,930
                                                                                 ------------
NET ASSETS                                                                       $733,017,335
                                                                                 ============
COMPOSITION OF NET ASSETS
      Paid-in Capital                                                            $676,020,210
      Net Unrealized Appreciation on Investments, Foreign Currencies,
        Forward Foreign Currency and Futures Contracts                             56,997,125
                                                                                 ------------
NET ASSETS                                                                       $733,017,335
                                                                                 ============

--------------------------------------------------------------------------------
(1) Foreign cash has a cost basis of $20,500,812.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       23

Asset Management Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS


                                                                  FOR THE YEAR ENDED
                                                                  MARCH 31, 2000
                                                                  ------------------
INVESTMENT INCOME
      Dividends(1)                                                       $ 7,751,110
      Interest                                                            16,017,075
      Total Investment Income                                             23,768,185
                                                                         -----------
EXPENSES
      Advisory Fees                                                        4,697,424
      Administration and Services Fees                                       722,681
      Professional Fees                                                       41,036
      Trustees Fees                                                            4,964
      Miscellaneous                                                            5,894
                                                                         -----------
Total Expenses                                                             5,471,999
Less: Fee Waivers or Expense Reimbursements                               (1,135,915)
                                                                         -----------
Net Expenses                                                               4,336,084
                                                                         -----------
NET INVESTMENT INCOME                                                     19,432,101
                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   FOREIGN CURRENCIES, FORWARD FOREIGN CURRENCY
   AND FUTURES CONTRACTS
      Net Realized Gain (Loss) from:
            Investment Transactions                                       54,998,092
            Foreign Currency Transactions                                 (4,527,195)
            Forward Foreign Currency Transactions                         (1,828,841)
            Futures Transactions                                          26,691,042
      Net Change in Unrealized Appreciation/Depreciation on
            Investments, Foreign Currencies, Forward Foreign
              Currency and Futures Contracts                              (1,499,042)
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN
    CURRENCIES, FORWARD FOREIGN CURRENCY AND
    FUTURES CONTRACTS                                                     73,834,056
                                                                         -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $93,266,157
                                                                         ===========

--------------------------------------------------------------------------------
(1) Net of foreign withholding tax of $39,485.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       24

Asset Management Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                               FOR THE YEARS ENDED MARCH 31,
                                                                                               2000                    1999
                                                                                          --------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
      Net Investment Income                                                               $  19,432,101            $  19,717,061
      Net Realized Gain from Investments, Foreign Currencies,
           Forward Foreign Currency and Futures Transactions                                 75,333,098               30,887,338
      Net Change in Unrealized Appreciation/Depreciation on Investments,
           Foreign Currencies, Forward Foreign Currency and Futures Contracts                (1,499,042)              29,150,269
                                                                                          -------------            -------------
Net Increase in Net Assets from Operations                                                   93,266,157               79,754,668
                                                                                          -------------            -------------
CAPITAL TRANSACTIONS
      Proceeds from Capital Invested                                                        204,062,057              419,617,422
      Value of Capital Withdrawn                                                           (268,438,376)            (444,617,015)
                                                                                          -------------            -------------
Net Decrease in Net Assets from Capital Transactions                                        (64,376,319)             (24,999,593)
                                                                                          -------------            -------------
TOTAL INCREASE IN NET ASSETS                                                                 28,889,838               54,755,075
NET ASSETS
      Beginning of Year                                                                     704,127,497              649,372,422
                                                                                          -------------            -------------
      End of Year                                                                         $ 733,017,335            $ 704,127,497
                                                                                          =============            =============

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       25

Asset Management Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Contained below are selected supplemental data and ratios to average net assets for each period indicated for the Asset Management Portfolio.


                                                                     For the years ended March 31,
                                                     2000         1999          1998          1997          1996
                                                   ----------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Year (000s omitted)             $733,017     $704,127       $649,372     $348,539      $240,142
Ratios to Average Net Assets:
     Net Investment Income                             2.69%        2.91%          2.97%        3.12%         3.99%
     Expenses After Waivers                            0.60%        0.60%          0.60%        0.60%         0.60%
     Expenses Before Waivers                           0.76%        0.76%          0.76%        0.76%         0.77%
Portfolio Turnover Rate                                 222%         109%           199%         137%          154%


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       26

Asset Management Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 1--ORGANIZATION AND SIGNIFICANT
        ACCOUNTING POLICIES

A. ORGANIZATION
The Asset Management Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 ("the Act"), as amended, as an open-end management investment company. The Portfolio was organized on June 9, 1992 and began operations on September 16, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. SECURITY VALUATION
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on their closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. SECURITY TRANSACTIONS AND INTEREST INCOME
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. TBA PURCHASE COMMITMENTS
The Portfolio may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

E. FOREIGN CURRENCY TRANSACTIONS
The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Operations may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. OPTION CONTRACTS
The Portfolio may enter into option contracts. Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

--------------------------------------------------------------------------------
                                       27

Asset Management Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


H. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to make initial margin deposits either in cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts involve certain risks. These risks could include a lack of correlation between the futures contract and the corresponding securities market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. FEDERAL INCOME TAXES
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

J. OTHER
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- FEES AND TRANSACTIONS WITH
          AFFILIATES
The Portfolio entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank A.G. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets.

The Portfolio entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has contractually agreed to waive its fees through July 31, 2001 and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to .60% of the average daily net assets of the Portfolio.

The Portfolio may invest in the Institutional Cash Management Fund (the "Cash Management Fund"), an open-end management investment company managed by Bankers Trust. The Cash Management Fund is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from the Cash Management Fund to the Portfolio for the year ended March 31, 2000 amounted to $3,337,345 and are included in dividend income.

The following summarizes the purchase and sales of the Institutional Cash Management Fund for the Asset Management Portfolio during the year ended March 31, 2000.

                   Purchases                    Sales
                 ------------                 ---------
                 $296,831,614               $235,656,205

At March 31, 2000, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $150,000,000, which expires April 29, 2000. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants, based on net assets. No amounts were drawn down or outstanding for this Portfolio under the credit facility for the year ended March 31, 2000. Subsequent to March 31, 2000, the revolving credit facility was renewed and increased to $200,000,000, which expires April 27, 2001.


--------------------------------------------------------------------------------
                                       28

Asset Management Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 3--PURCHASES AND SALES OF INVESTMENT
        SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended March 31, 2000, were $1,184,370,725 and $1,047,124,300, respectively.

For federal income tax purposes, the tax basis of investments held at March 31, 2000 was $657,116,566. The aggregate gross unrealized appreciation for all investments was $80,908,466 and the aggregate gross unrealized depreciation for all investments was $23,637,908.

NOTE 4--FUTURES CONTRACTS
A summary of obligations under these financial instruments at March 31, 2000 is as follows:


                                                                                                            UNREALIZED
                                                                                                          APPRECIATION/
TYPE OF FUTURES                     EXPIRATION       CONTRACTS    POSITION          MARKET VALUE          (DEPRECIATION)
--------------------------        --------------    -----------  ----------      ------------------     ----------------
S&P 500 Index Futures             June 16, 2000         (179)      Short          $ (67,809,675)           $(4,343,211)
S&P 500 Index Futures             June 16, 2000          123       Long              46,595,475              3,775,391
U.S. Treasury Note Futures        June 22, 2000         (690)      Short            (67,673,820)            (2,237,098)
Tokyo Price Index Futures         June 19, 2000          108       Long              17,950,868                729,079
Milan Stock Exchange Futures      June 16, 2000          151       Long              33,370,030             (1,937,126)
DAX Index Futures                 June 14, 2000          179       Long              32,514,532               (720,349)
Toronto Stock Exchange 60
     Index Futures                June 16, 2000          215       Long              17,135,962                971,557
-----------------------                               ------                      -------------            -----------
Total                                                    (93)                     $  12,083,372            $(3,761,757)
                                                      ======                      =============            ===========

NOTE 5--OPEN FORWARD FOREIGN CURRENCY CONTRACTS

A summary of obligations under these financial instruments at March 31, 2000 is as follows:

                                                                                CONTRACT       NET UNREALIZED
CONTRACTS TO DELIVER        IN EXCHANGE FOR             SETTLEMENT DATE        VALUE (US$)   DEPRECIATION (US$)
----------------------------------------------------------------------------------------------------------------
Purchases
----------------------------------------------------------------------------------------------------------------
Euro Dollar   52,734,000    U.S. Dollars $51,150,261     4/6/2000              $50,410,013       $(740,248)
----------------------------------------------------------------------------------------------------------------
                                                         Total Net Unrealized Depreciation       $(740,248)
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       29

Asset Management Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of BT Advisor Funds and Shareholders of the BT Institutional Asset Management Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Asset Management Portfolio (hereafter referred to as the "Portfolio") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
May 5, 2000


--------------------------------------------------------------------------------
                                       30

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                                DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                P.O. BOX 219210
                                KANSAS CITY, MO 64121-9210
or call our toll-free number:   1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.





BT Institutional Asset Management Fund                        CUSIP #055847404
BT PYRAMID MUTUAL FUNDS                                         1682ANN (3/00)

Distributed by:
ICC Distributors, Inc.